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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-53922) of our reports dated December 6, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in CIENA Corporation's Annual Report on Form 10-K for the year ended October 31, 2000, as amended. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
McLean, VA
January 26, 2001